Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended November 30, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(3,527,113)
Unrealized Gain (Loss) on Market Value of Futures	(4,560,634)
Dividend Income	33,736
Interest Income	316,852
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,736,109)

Expenses
Management Fees	$149,664
Professional Fees	27,966
Brokerage Commissions	22,541
Non-interested Directors' Fees and Expenses	3,016
Prepaid Insurance Expense	6,733
Total Expenses	$209,920
Net Income (Loss)	$(7,946,029)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/19	$232,217,112
Withdrawals (150,000 Shares)	(5,408,667)
Net Income (Loss)	(7,946,029)

Net Asset Value End of Month	$218,862,416
Net Asset Value Per Share (6,250,000 Shares)	$35.02

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended November 30, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$158,738
Unrealized Gain (Loss) on Market Value of Futures	(102,575)
Dividend Income	1,286
Interest Income	9,437
ETF Transaction Fees	350
Total Income (Loss)	$67,236

Expenses
Management Fees	$4,239
Professional Fees	4,606
Brokerage Commissions	345
Non-interested Directors' Fees and Expenses	105
Prepaid Insurance Expense	85
Total Expenses	9,380
Expense Waiver	(4,162)
Net Expenses	$5,218
Net Income (Loss)	$62,018

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/19	$7,447,881
Additions (50,000 Shares)	824,526
Net Income (Loss)	62,018

Net Asset Value End of Month	$8,334,425
Net Asset Value Per Share (500,000 Shares)	$16.67

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended November 30, 2019

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(3,368,375)
Unrealized Gain (Loss) on Market Value of Futures	(4,663,209)
Dividend Income	35,022
Interest Income	326,289
ETF Transaction Fees	1,400
Total Income (Loss)	$(7,668,873)

Expenses
Management Fees	$153,903
Professional Fees	32,572
Brokerage Commissions	22,886
Non-interested Directors' Fees and Expenses	3,121
Prepaid Insurance Expense	6,818
Total Expenses	219,300
Expense Waiver	(4,162)
Net Expenses	$215,138
Net Income (Loss)	$(7,884,011)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/19	$239,664,993
Additions (50,000 Shares)	824,526
Withdrawals (150,000 Shares)	(5,408,667)
Net Income (Loss)	(7,884,011)

Net Asset Value End of Month	$227,196,841

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596